UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

ARROW ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! ARROW ELECTRONICS, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET You invested in ARROW ELECTRONICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023. Vote in Person at the Meeting* May 17, 2023 8:00 a.m. Mountain time Hilton Denver Inverness 200 Inverness Drive West Englewood, Colorado 80112 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V00242-P87399 ARROW ELECTRONICS, INC. 9201 EAST DRY CREEK ROAD CENTENNIAL, COLORADO 80112 Get informed before you vote View the proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V00243-P87399 1 Year 01) William F. Austen 02) Fabian T. Garcia 03) Steven H. Gunby 04) Gail E. Hamilton 05) Andrew C. Kerin 06) Sean J. Kerins 07) Carol P. Lowe 08) Mary T. McDowell 09) Stephen C. Patrick 10) Gerry P. Smith 1. Election of Directors Nominees: 2. To ratify the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, by non-binding vote, named executive officer compensation. 4. To recommend, by non-binding vote, the frequency of votes to approve named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For